         The Universal Institutional Funds, Inc. Mid Cap Value Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Fortre  2/8/0    -     $18.50 $634,29  62,300    0.19%  0.23%   Goldma  Lehman
  ss      7                    1,000                              n,    Brothe
Invest                                                          Sachs     rs
 ment                                                           & Co.,
 Group                                                          Lehman
                                                                Brothe
                                                                 rs,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties
People  04/11    -     $20.00 $2,164,  149,00    0.20%  0.60%   Morgan  Lehman
  's     /07                  830,000     0                     Stanle  Brothe
United                                                          y & Co    rs
Financ                                                          Inc.,
  ial                                                           Keefe
                                                                Bruyet
                                                                 te &
                                                                Woods,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Ryan
                                                                Beck &
                                                                 Co.,
                                                                Sandle
                                                                  r
                                                                O'Neil
                                                                  &
                                                                Partne
                                                                  rs